GOF  SA-5  10/13

SUPPLEMENT   DATED  OCTOBER  30,  2013

TO  THE  CURRENTLY  EFFECTIVE  STATEMENT  OF  ADDITIONAL  INFORMATION OF

Franklin  Templeton  Fund  Allocator Series

Franklin  LifeSmart  2015  Retirement  Target  Fund  (2015  Fund)

 Franklin  LifeSmart  2020  Retirement  Target  Fund  (2020  Fund)

 Franklin  LifeSmart  2025  Retirement  Target  Fund  (2025  Fund)

 Franklin  LifeSmart  2030  Retirement  Target  Fund  (2030  Fund)

 Franklin  LifeSmart  2035  Retirement  Target  Fund  (2035  Fund)

 Franklin  LifeSmart  2040  Retirement  Target  Fund  (2040  Fund)

 Franklin  LifeSmart  2045  Retirement  Target  Fund  (2045  Fund)

 Franklin  LifeSmart  2050  Retirement  Target  Fund  (2050  Fund)

 (together,  the  Target  Funds)

Franklin  Templeton  Conservative  Allocation  Fund

 Franklin  Templeton  Moderate  Allocation  Fund

 Franklin  Templeton  Growth  Allocation  Fund

Franklin Templeton  Multi-Asset  Real  Return  Fund

The  Statement  of  Additional  Information  is  amended  as  follows:

I.  For  the  Target  Funds,  the  third  paragraph  under  “Goals,  Strategies  and  Risks  –  Glossary  of  Investments,  Techniques,  Strategies and  Their  Risks”  is  replaced  with the  following:

The  Fund  pursues  its  investment  goal  by  investing  primarily  in  a  distinctly-weighted  combination  of  underlying  funds, predominantly  other  Franklin  Templeton  funds  (underlying  funds).  The  Fund  may  also  invest  up  to  5%  of  its  assets directly  in  the  types  of  securities  in  which  the  underlying  funds  invest,  and  may  invest  up  to  20%   of  its  assets  in exchange  traded  funds.  In  investing  in  underlying  Franklin  Templeton  mutual  funds,  the  Funds  rely  on  Rule  12d1-2 under  the 1940  Act,  which  permits  the Fund  to  invest  in  such  underlying  funds  without  limit.

II.  For  all  Funds,  the  “Information  about  the  Underlying  Franklin  Templeton  Funds”  section  is  amended  to  add the following:

Multi-manager   approach  The  K2  Fund’s  performance  depends  on  the  skill  of  K2  Advisors  in  selecting,  overseeing, and  allocating  Fund  assets  to  the  Sub-Advisors.  The  Sub-Advisors’  investment  styles  may  not  always  be  complementary. Sub-Advisors  make  investment decisions  independently  of  one  another,  and  may  make  decisions  that  conflict  with  each other.  Moreover,  the  K2  Fund’s  multi-manager  approach  may  result  in  the  K2  Fund  investing  a  significant  percentage  of its  assets  in  certain types  of  securities,  which  could  be  beneficial  or  detrimental  to  the  K2  Fund’s  performance  depending on  the  performance  of  those  securities  and  the  overall  market  environment.  The  Sub-Advisors  may  underperform  the market  generally  or  underperform  other  investment  managers  that  could  have  been  selected  for  the Fund.

Some  Sub-Advisors  may  have  little  or  no  experience  managing  registered  investment  companies  which,  unlike  the  private investment  funds  these  Sub-Advisors  have  been  managing,  are  subject  to  daily  inflows  and  outflows  of  investor  cash  and are  subject  to  certain  legal  and  tax-related  restrictions  on  their  investments  and  operations.

Short  sales  In  a  short  sale,  the  Fund  sells  a  security  it  does  not  own  in  anticipation  of  a  decline  in  the  market  value  of  that security.  To  complete  the  transaction, the  Fund  must  borrow  the  security  to  make  delivery  to  the  buyer.  The  Fund  is  then obligated  to  replace  the  security  borrowed  by  purchasing  it  at  the  market  price  at  the  time  of  replacement.  The  price  at this  time  may  be  more  or  less  than  the  price  at  which  the  security  was  sold  by  the  Fund.  Until  the  security  is  replaced, the  Fund  must  pay  the  lender  any  dividends  or interest  that  accrue  during  the  period  of  the  loan.  To  borrow  the  security, the  Fund  also  may  be  required  to  pay  a  premium,  which  would  increase  the  cost  of  the  security  sold.  The  proceeds  of  the short  sale  will  be  retained by  the  broker,  to  the  extent  necessary  to  meet  margin  requirements,  until  the  short  position  is closed  out.  In  buying  the  security  to  replace  the  borrowed  security, the  Fund  expects  to  acquire  the  security  in  the  market for  less  than  the amount  it  earned  in  the short  sale,  thereby  yielding  a  profit.

The  Fund  will  incur  a  loss  as  a  result  of  the  short  sale  if  the  price  of  the  security  increases  between  the  date  of  the  short  sale   and  the  date on  which  the  Fund  replaces  the  borrowed  security,  and  the  Fund  will  realize  a gain  if  the  security  declines  in price  between  those  same  dates.  The  amount  of  any  gain  will  be  decreased,  and  the  amount  of  any  loss  increased,  by  the amount  of  any  premium,  dividends  or  interest  the  Fund  is  required  to  pay  in  connection  with  the  short  sale.

The  Fund  will  segregate  assets  by appropriate  notation  on its  books  or  the  books  of  its  custodian  an amount equal  to  the difference  between  (a)  the  market  value  of  the  securities  sold  short  at  the  time  they  were  sold  short  and  (b)  any  cash or  securities  required  to  be  deposited as  collateral  with  the  broker  in  connection  with  the  short  sale (not  including  the proceeds  from  the  short  sale).  The  Fund’s  policies  and  procedures  regarding  segregating  such  assets  are  described  more fully  under  “Borrowing”  in  this  SAI.

The  Fund  may  make  a  short  sale  when  the  investment  manager  believes  the  price  of  the  stock  may  decline  and  when  the investment  manager  does  not  currently  want  to  sell  the  stock  or  convertible  security  it  owns.  In  this  case,  any  decline in  the  value  of  the  Fund’s  portfolio  securities  would  be  reduced  by  a  gain  in  the  short  sale  transaction.  Conversely,  any increase  in  the value  of  the Fund’s  portfolio  securities  would  be  reduced  by  a  loss  in  the short  sale  transaction.

The  investment  manager  has  adopted  short  sale  procedures  to  prevent  the  short  sale  of  a  security  by  the  Fund  where another  client  of  the  investment  manager  also  holds  that  security.  The procedures  prohibit  the  execution  of  short  sales by  the  Fund  when  there  are  open  buy  or  sell  orders  or  current  long  portfolio  holdings  in  the  same  security  or  economic equivalent  (e.g.,  a  bond  convertible  into  common  stock)  on  the  same trading  desk  on  which  the  investment  manager places  trades  or  in  the  portfolios  of  other  accounts  managed  by  the  investment  manager.  In  addition,  the  procedures prohibit  the  execution of  purchases  and  sales  when  there  are  open  short  sale orders  in  the  same  security  on  the  same trading  desk  on  which  the investment  manager  places  trades.

Short  sales  “against  the  box”  are  transactions  in  which  the  Fund  sells  a  security  short  but  it  also  owns  an  equal  amount  of the  securities  sold  short  or  owns  securities  that  are  convertible  or  exchangeable,  without  payment  of  further  consideration, into  an  equal  amount  of  such  security.

Event  driven  investments   A merger  or other  restructuring,  or a tender  or exchange  offer,  proposed  or pending  at  the  time the  Fund  makes  an  event  driven  investment  may  not  be  completed  on  the  terms or  within  the  time  frame contemplated, which  may  result  in  losses  to  the  Fund.  Debt  obligations  of  distressed  companies  typically  are  unrated,  lower-rated,  in default  or  close  to  default.  Also,  securities  of  distressed  companies  are  generally  more  likely  to  become  worthless  than  the securities  of  more  financially  stable  companies.

Please  keep  this  supplement  for  future  reference.